Deferred revenue - Schedule of Deferred Revenue (Detail) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2012	Dec. 31, 2011
Deferred Revenue Arrangement [Line Items]
Deferred revenue on time charters	$ 18,877	$ 17,779
Deferred interest on lease receivable	15,012	17,981
Other deferred revenue	395
Deferred revenue	34,284	35,760
Current portion	(24,160)	(23,257)
Deferred revenue, total	$ 10,124	$ 12,503